Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THE THREE MONTHS ENDED APRIL 29, 2012 AND MAY 1, 2011
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED

	Amounts				Percent of Sales
	April 29,	May 1,	% Over		April 29,	May 1,
	2012	2011	(Under)		2012	2011

Net sales	$75,711	60,363	25.4%		100.0%	100.0%
Cost of sales	62,013	49,080	26.4%		81.9%	81.3%
Gross profit	13,698	11,283	21.4%		18.1%	18.7%

Selling, general and
administrative expenses	8,031	6,525	23.1%		10.6%	10.8%
Restructuring expense	-	28	(100.0	) %	0.0%	0.0%
Income from operations	5,667	4,730	19.8%		7.5%	7.8%

Interest expense	190	222	(14.4	) %	0.3%	0.4%
Interest income	(121)	(96)	26.0%		(0.2)%	(0.2	) %
Other expense (income)	104	(71)	N.M.		0.1%	(0.1	) %
Income before income taxes	5,494	4,675	17.5%		7.3%	7.7%

Income taxes*	2,071	(1,315)	N.M.		37.7%	(28.1	) %
Net income	$3,423	5,990	(42.9	) %	4.5%	9.9%

Net income per share-basic	$0.27	$0.46	(41.3	) %
Net income per share-diluted	$0.27	$0.45	(40.0	) %
Average shares outstanding-basic	12,513	13,030	(4.0	) %
Average shares outstanding-diluted	12,695	13,217	(3.9	) %

PRESENTATION OF ADJUSTED NET INCOME, ADJUSTED INCOME TAXES AND EARNINGS PER SHARE (1)

	THREE MONTHS ENDED

	Amounts				Percent of Sales
	April 29,	May 1,	% Over		April 29,	May 1,
	2012	2011	(Under)		2012	2011

Income before income taxes (see above)	$5,494	4,675	17.5%		7.3%	7.7%

Adjusted Income taxes (2)*	1,016	753	34.9%		18.5%	16.1%
Adjusted net income	4,478	3,922	14.2%		5.9%	6.5%
						A
Adjusted net income per share-basic	$0.36	$0.30	20.0%
Adjusted net income per share-diluted	$0.35	$0.30	16.7%
Average shares outstanding-basic	12,513	13,030	(4.0	) %
Average shares outstanding-diluted	12,695	13,217	(3.9	) %

(1) Culp, Inc. currently does not incur cash income tax expense in the US due to its $59.9 million in net operating loss carryforwards. Therefore, adjusted net income is calculated using only income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 9 of 9.

(2) Represents estimated income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 9 of 9.

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THE TWELVE MONTHS ENDED APRIL 29, 2012 AND MAY 1, 2011
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	TWELVE MONTHS ENDED

	Amounts			Percent of Sales
	April 29,	May 1,	% Over	April 29,		May 1,
	2012	2011	(Under)	2012		2011

Net sales	$254,443	216,806	17.4%	100.0%		100.0%
Cost of sales	214,711	179,966	19.3%	84.4%		83.0%
Gross profit	39,732	36,840	7.9%	15.6%		17.0%

Selling, general and
administrative expenses	25,026	21,069	18.8%	9.8%		9.7%
Restructuring expense	-	28	N.M.	0.0%		0.0%
Income from operations	14,706	15,743	(6.6)%	5.8%		7.3%

Interest expense	780	881	(11.5)%	0.3%		0.4%
Interest income	(508)	(240)	111.7%	(0.2	) %	(0.1	) %
Other expense	236	40	490.0%	0.1%		0.0%
Income before income taxes	14,198	15,062	(5.7)%	5.6%		6.9%

Income taxes*	902	(1,102)	N.M.	6.4%		(7.3	) %
Net income	$13,296	16,164	(17.7)%	5.2%		7.5%

Net income per share-basic	$1.05	$1.25	(16.0)%
Net income per share-diluted	$1.03	$1.22	(15.6)%
Average shares outstanding-basic	12,711	12,959	(1.9)%
Average shares outstanding-diluted	12,866	13,218	(2.7)%

PRESENTATION OF ADJUSTED NET INCOME, ADJUSTED INCOME TAXES AND EARNINGS PER SHARE (1)

	TWELVE MONTHS ENDED

	Amounts			Percent of Sales
	April 29,	May 1,	% Over	April 29,		May 1,
	2012	2011	(Under)	2012		2011

Income before income taxes (see above)	$14,198	15,062	(5.7)%	5.6%		6.9%

Adjusted Income taxes (2)*	2,627	2,425	8.3%	18.5%		16.1%
Adjusted net income	11,571	12,637	(8.4)%	4.5%		5.8%

Adjusted net income per share-basic	$0.91	$0.98	(7.1)%
Adjusted net income per share-diluted	$0.90	$0.96	(6.2)%
Average shares outstanding-basic	12,711	12,959	(1.9)%
Average shares outstanding-diluted	12,866	13,218	(2.7)%

(1) Culp, Inc. currently does not incur cash income tax expense in the US due to its $59.9 million in net operating loss carryforwards. Therefore, adjusted net income is calculated using only income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 9 of 9.

(2) Represents estimated income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 9 of 9.

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
APRIL 29, 2012 AND MAY 1, 2011
Unaudited
(Amounts in Thousands)

	Amounts		Increase
	Aprl 29,	* May 1,	(Decrease)
	2012	2011	Dollars	Percent

Current assets
Cash and cash equivalents	$25,023	$23,181	1,842	7.9%
Short-term investments	5,941	7,699	(1,758)	(22.8	) %
Accounts receivable	25,055	20,209	4,846	24.0%
Inventories	36,373	28,723	7,650	26.6%
Deferred income taxes	2,467	293	2,174	742.0%
Assets held for sale	15	75	(60)	(80.0	) %
Income taxes receivable	-	79	(79)	(100.0	) %
Other current assets	1,989	2,376	(387)	(16.3	) %
Total current assets	96,863	82,635	14,228	17.2%

Property, plant and equipment, net	31,279	30,296	983	3.2%
Goodwill	11,462	11,462	-	0.0%
Deferred income taxes	3,205	3,606	(401)	(11.1	) %
Other assets	1,907	2,052	(145)	(7.1	) %

Total assets	$144,716	$130,051	14,665	11.3%

Current liabilities
Current maturities of long-term debt	$2,404	$2,412	(8)	(0.3	) %
Line of credit	889	-	889	100.0%
Accounts payable - trade	30,663	24,871	5,792	23.3%
Accounts payable - capital expenditures	169	140	29	20.7%
Accrued expenses	9,321	7,617	1,704	22.4%
Accrued restructuring	40	44	(4)	(9.1	) %
Deferred income taxes	-	82	(82)	(100.0	) %
Income taxes payable - current	642	646	(4)	(0.6	) %
Total current liabilities	44,128	35,812	8,316	23.2%

Income taxes payable - long-term	4,164	4,167	(3)	(0.1	) %
Deferred income taxes	705	596	109	18.3%
Long-term debt , less current maturities	6,719	9,135	(2,416)	(26.4	) %

Total liabilities	55,716	49,710	6,006	12.1%

Shareholders' equity	89,000	80,341	8,659	10.8%

Total liabilities and
shareholders' equity	$144,716	$130,051	14,665	11.3%

Shares outstanding	12,703	13,264	(561)	(4.2	) %

* Derived from audited financial statements

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE TWELVE MONTHS ENDED APRIL 29, 2012 AND MAY 1, 2011
Unaudited
(Amounts in Thousands)

	TWELVE MONTHS ENDED

	Amounts
	April 29,	May 1,
	2012	2011

Cash flows from operating activities:
Net income	$13,296	16,164
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	4,865	4,372
Amortization of other assets	243	442
Stock-based compensation	349	360
Deferred income taxes	(1,682)	(3,390)
Restructuring expenses, net of gain on sale of related assets	-	28
Gain on sale of equipment	(168)	(22)
Excess tax benefits related to stock-based compensation	(64)	(339)
Foreign currency exchange gains	(215)	(115)
Changes in assets and liabilities:
Accounts receivable	(4,792)	(199)
Inventories	(7,497)	(2,579)
Other current assets	395	(621)
Other assets	(61)	(3)
Accounts payable	5,426	2,110
Accrued expenses	1,710	(2,286)
Accrued restructuring	(4)	(280)
Income taxes	202	1,179
Net cash provided by operating activities	12,003	14,821

Cash flows from investing activities:
Capital expenditures	(5,890)	(6,352)
Purchase of short-term investments	(4,797)	(6,713)
Proceeds from the sale of short-term investments	6,707	2,037
Proceeds from the sale of equipment	299	79
Net cash used in investing activities	(3,681)	(10,949)

Cash flows from financing activities:
Proceeds from lines of credit	6,323	-
Payments on lines of credit	(5,500)	-
Payments on vendor-financed capital expenditures	-	(377)
Payments on long-term debt	(2,404)	(179)
Debt issuance costs	(37)	(27)
Excess tax benefits related to stock-based compensation	64	339
Repurchase of common stock	(5,384)	-
Proceeds from common stock issued	318	769
Net cash (used in) provided by financing activities	(6,620)	525

Effect of exchange rate changes on cash and cash equivalents	140	489

Increase in cash and cash equivalents	1,842	4,886

Cash and cash equivalents at beginning of period	23,181	18,295

Cash and cash equivalents at end of period	$25,023	23,181

Free Cash Flow (1)	$6,616	8,999

(1)	Free Cash Flow reconciliation is as follows:
		FY 2012	FY 2011
A)	Net cash provided by operating activities	$12,003	14,821
B)	Minus: Capital Expenditures	(5,890)	(6,352)
C)	Add: Proceeds from the sale of equipment	299	79
D)	Minus: Payments on vendor-financed capital expenditures	-	(377)
E)	Add: Excess tax benefits related to stock-based compensation	64	339
F)	Effects of exchange rate changes on cash and cash equivalents	140	489
		$6,616	8,999

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED APRIL 29, 2012 AND MAY 1, 2011
(Unaudited)
(Amounts in thousands)

	THREE MONTHS ENDED

	Amounts					Percent of Total Sales
	April 29,	May 1,		% Over		April 29,		May 1,
Net Sales by Segment	2012	2011		(Under)		2012		2011

Mattress Fabrics	$43,389	35,187		23.3%		57.3%		58.3%
Upholstery Fabrics	32,322	25,176		28.4%		42.7%		41.7%

Net Sales	$75,711	60,363		25.4%		100.0%		100.0%

Gross Profit by Segment						Gross Profit Margin

Mattress Fabrics	$8,645	7,632		13.3%		19.9%		21.7%
Upholstery Fabrics	5,053	3,651		38.4%		15.6%		14.5%
Gross Profit	$13,698	11,283		21.4%		18.1%		18.7%

Selling, General and Administrative expenses by Segment						Percent of Sales

Mattress Fabrics	$2,967	2,395		23.9%		6.8%		6.8%
Upholstery Fabrics	3,267	2,839		15.1%		10.1%		11.3%
Unallocated Corporate expenses	1,797	1,291		39.2%		2.4%		2.1%
Selling, General and Administrative expenses	8,031	6,525		23.1%		10.6%		10.8%

Operating Income (loss) by Segment						Operating Income (Loss) Margin

Mattress Fabrics	$5,678	5,236		8.4%		13.1%		14.9%
Upholstery Fabrics	1,786	813		119.7%		5.5%		3.2%
Unallocated corporate expenses	(1,797)	(1,291)		39.2%		(2.4	) %	(2.1	) %
Subtotal	5,667	4,758		19.1%		7.5%		7.9%

Restructuring expense	-	(28)	(1)	(100.0	) %	0.0%		(0.0	) %

Operating income	$5,667	4,730		19.8%		7.5%		7.8%

Depreciation by Segment

Mattress Fabrics	$1,112	1,024		8.6%
Upholstery Fabrics	152	143		6.3%
Subtotal	1,264	1,167		8.3%

Notes:

(1) The $28 represents an impairment charge related to equipment associated with the upholstery fabrics segment that is classified as held for sale.

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE TWELVE MONTHS ENDED APRIL 29, 2012 AND MAY 1, 2011
(Unaudited)
(Amounts in thousands)

	TWELVE MONTHS ENDED

	Amounts						Percent of Total Sales
	April 29,		May 1,		% Over		April 29,		May 1,
Net Sales by Segment	2012		2011		(Under)		2012		2011

Mattress Fabrics	$145,519		122,431		18.9%		57.2%		56.5%
Upholstery Fabrics	108,924		94,375		15.4%		42.8%		43.5%

Net Sales	$254,443		216,806		17.4%		100.0%		100.0%

Gross Profit by Segment							Gross Profit Margin

Mattress Fabrics	$24,825		23,248		6.8%		17.1%		19.0%
Upholstery Fabrics	14,984		13,592		10.2%		13.8%		14.4%
Subtotal	39,809		36,840		8.1%		15.6%		17.0%

Other non-recurring charges	(77)	(1)	-		100.0%		(0.0	) %	0.0%

Gross Profit	39,732		36,840		7.9%		15.6%		17.0%

Selling, General and Administrative expenses by Segment							Percent of Sales

Mattress Fabrics	$9,061		7,875		15.1%		6.2%		6.4%
Upholstery Fabrics	11,453		9,233		24.0%		10.5%		9.8%
Unallocated Corporate expenses	4,512		3,961		13.9%		1.8%		1.8%
Subtotal	25,026		21,069		18.8%		9.8%		9.7%

Operating Income (loss) by Segment							Operating Income (Loss) Margin

Mattress Fabrics	$15,764		15,373		2.5%		10.8%		12.6%
Upholstery Fabrics	3,531		4,359		(19.0	) %	3.2%		4.6%
Unallocated corporate expenses	(4,512)		(3,961)		13.9%		(1.8	) %	(1.8	) %
Subtotal	14,783		15,771		(6.3	) %	5.8%		7.3%

Other non-recurring charges	(77)	(1)	(28)	(2)	175.0%		(0.0	) %	(0.0	) %

Operating income	$14,706		15,743		(6.6	) %	5.8%		7.3%

Return on Capital (3)

Mattress Fabrics	29.4%		29.5%
Upholstery Fabrics	25.7%		36.3%
Unallocated Corporate	N/A		N/A
Consolidated	21.9%		24.9%

Capital Employed (4)

Mattress Fabrics	53,910		52,632		2.4%
Upholstery Fabrics	14,518		10,317		40.7%
Unallocated Corporate	(541)		(428)		N/A
Consolidated	67,887		62,521		8.6%

Depreciation by Segment

Mattress Fabrics	$4,275		3,820		11.9%
Upholstery Fabrics	590		552		6.9%
Subtotal	4,865		4,372		11.3%

Notes:

(1)	The $77 represents employee termination benefits associated with our Anderson, SC plant facility.

(2)
This $28 represents an impairment charge of $28 related to equipment associated with the upholstery fabrics segment that is classified as held for sale, a charge of $24 for lease termination and other exit costs, offset by a credit of $14 for employee termination benefits, and credit of $10 for sales proceeds received on equipment with no carrying value.

(3)	See pages 7 and 8 of this financial information release for calculations.

(4)	The capital employed balances are as of April 29, 2012 and May 1, 2011.

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE TWELVE MONTHS ENDED APRIL 29, 2012
(Amounts in Thousands)
(Unaudited)

	Operating
	Income		Return
	Twelve Months	Average	on Avg.
	Ended	Capital	Capital
	April 29,	Employed	Employed
	2012 (1)	(3)	(2)

Mattress Fabrics	$15,764	$53,669	29.4%
Upholstery Fabrics	3,531	13,758	25.7%
(less: Unallocated Corporate)	(4,512)	(56)	N/A
Total	$14,783	$67,372	21.9%

Average Capital Employed	As of the three Months Ended April 29, 2012				As of the three Months Ended January 29, 2012				As of the three Months Ended October 30, 2011
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	71,563	33,641	39,512	144,716	69,063	29,501	32,893	131,457	68,568	24,462	34,094	127,124
Total liabilities	(17,653)	(19,123)	(18,940)	(55,716)	(16,468)	(11,929)	(17,689)	(46,086)	(15,353)	(11,253)	(16,421)	(43,027)

Subtotal	$53,910	$14,518	$20,572	$89,000	$52,595	$17,572	$15,204	$85,371	$53,215	$13,209	$17,673	$84,097
Less:
Cash and cash equivalents	-	-	(25,023)	(25,023)	-	-	(15,096)	(15,096)	-	-	(13,795)	(13,795)
Short-term investments	-	-	(5,941)	(5,941)	-	-	(8,511)	(8,511)	-	-	(10,482)	(10,482)
Deferred income taxes - current	-	-	(2,467)	(2,467)	-	-	(2,767)	(2,767)	-	-	(2,659)	(2,659)
Income taxes receivable	-	-	-	-	-	-	-	-	-	-	(79)	(79)
Deferred income taxes - non-current	-	-	(3,205)	(3,205)	-	-	(3,903)	(3,903)	-	-	(4,540)	(4,540)
Current maturities of long-term debt	-	-	2,404	2,404	-	-	2,400	2,400	-	-	2,401	2,401
Line of credit	-	-	889	889	-	-	875	875	-	-	-	-
Deferred income taxes - current	-	-	-	-	-	-	-	-	-	-	-	-
Income taxes payable - current	-	-	642	642	-	-	208	208	-	-	373	373
Income taxes payable - long-term	-	-	4,164	4,164	-	-	4,040	4,040	-	-	4,096	4,096
Deferred income taxes - non-current	-	-	705	705	-	-	659	659	-	-	659	659
Long-term debt, less current maturities	-	-	6,719	6,719	-	-	6,766	6,766	-	-	6,818	6,818

Total Capital Employed	$53,910	$14,518	$(541)	$67,887	$52,595	$17,572	$(125)	$70,042	$53,215	$13,209	$465	$66,889

	As of the three Months Ended July 31, 2011				As of the three Months Ended May 1, 2011
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	71,325	26,683	31,299	129,307	66,637	25,929	37,485	130,051
Total liabilities	(15,331)	(13,507)	(19,118)	(47,956)	(14,005)	(15,612)	(20,093)	(49,710)

Subtotal	$55,994	$13,176	$12,181	$81,351	$52,632	$10,317	$17,392	$80,341
Less:
Cash and cash equivalents	-	-	(14,570)	(14,570)	-	-	(23,181)	(23,181)
Short-term investments	-	-	(10,443)	(10,443)			(7,699)	(7,699)
Deferred income taxes - current	-	-	(1,237)	(1,237)	-	-	(293)	(293)
Income taxes receivable	-	-	(79)	(79)	-	-	(79)	(79)
Deferred income taxes - non-current	-	-	(2,191)	(2,191)	-	-	(3,606)	(3,606)
Current maturities of long-term debt	-	-	2,409	2,409	-	-	2,412	2,412
Line of credit	-	-	-	-	-	-	-	-
Deferred income taxes - current	-	-	82	82	-	-	82	82
Income taxes payable - current	-	-	345	345	-	-	646	646
Income taxes payable - long-term	-	-	4,178	4,178	-	-	4,167	4,167
Deferred income taxes - non-current	-	-	596	596	-	-	596	596
Long-term debt, less current maturities	-	-	9,079	9,079	-	-	9,135	9,135

Total Capital Employed	$55,994	$13,176	$350	$69,520	$52,632	$10,317	$(428)	$62,521

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$53,669	$13,758	$(56)	$67,372

Notes:
(1)	Operating income excludes restructuring and related charges--see reconciliation per page 6 of this financial information release.

(2)
Return on average capital employed represents operating income for fiscal 2012 divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term debt, including current maturities, line of credit, current and noncurrent deferred tax assets and liabilities, income taxes payable, and income taxes receivable.

(3)	Average capital employed computed using the five periods ending May 1,2011, July 31, 2011, October 30, 2011, January 29, 2012, and April 29, 2012.

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE TWELVE MONTHS ENDED MAY 1, 2011
(Amounts in Thousands)
(Unaudited)

	Operating
	Income		Return
	Twelve Months	Average	on Avg.
	Ended	Capital	Capital
	May 1,	Employed	Employed
	2011 (1)	(3)	(2)

Mattress Fabrics	$15,373	$52,131	29.5%
Upholstery Fabrics	4,359	11,995	36.3%
(less: Unallocated Corporate)	(3,961)	(848)	N/A
Total	$15,771	$63,278	24.9%

Average Capital Employed	As of the three Months Ended May 1, 2011				As of the three Months Ended January 30, 2011				As of the three Months Ended October 31, 2010
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	66,637	25,929	37,485	130,051	63,830	22,623	27,424	113,877	65,485	22,277	24,146	111,908
Total liabilities	(14,005)	(15,612)	(20,093)	(49,710)	(9,876)	(10,117)	(19,784)	(39,777)	(10,634)	(10,275)	(19,495)	(40,404)

Subtotal	$52,632	$10,317	$17,392	$80,341	$53,954	$12,506	$7,640	$74,100	$54,851	$12,002	$4,651	$71,504
Less:
Cash and cash equivalents	-	-	(23,181)	(23,181)	-	-	(17,259)	(17,259)	-	-	(15,262)	(15,262)
Short-term investments	-	-	(7,699)	(7,699)	-	-	(5,518)	(5,518)	-	-	(4,035)	(4,035)
Deferred income taxes - current	-	-	(293)	(293)	-	-	(296)	(296)	-	-	(176)	(176)
Income taxes receivable	-	-	(79)	(79)	-	-	(407)	(407)	-	-	(477)	(477)
Deferred income taxes - non-current	-	-	(3,606)	(3,606)	-	-	(1,322)	(1,322)	-	-	(1,391)	(1,391)
Current maturities of long-term debt	-	-	2,412	2,412	-	-	2,400	2,400	-	-	2,396	2,396
Deferred income taxes - current			82	82	-	-	-	-	-	-	-	-
Income taxes payable - current	-	-	646	646	-	-	289	289	-	-	90	90
Income taxes payable - long-term	-	-	4,167	4,167	-	-	3,934	3,934	-	-	3,890	3,890
Deferred income taxes - non-current	-	-	596	596	-	-	622	622	-	-	622	622
Long-term debt, less current maturities	-	-	9,135	9,135	-	-	9,166	9,166	-	-	9,209	9,209

Total Capital Employed	$52,632	$10,317	$(428)	$62,521	$53,954	$12,506	$(751)	$65,709	$54,851	$12,002	$(483)	$66,370

	As of the three Months Ended August 1, 2010				As of the three Months Ended May 2, 2010
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	66,919	24,415	21,763	113,097	61,922	25,420	25,256	112,598
Total liabilities	(14,902)	(11,126)	(19,943)	(45,971)	(14,720)	(13,559)	(21,272)	(49,551)

Subtotal	$52,017	$13,289	$1,820	$67,126	$47,202	$11,861	$3,984	$63,047
Less:
Cash and cash equivalents	-	-	(14,045)	(14,045)	-	-	(18,295)	(18,295)
Short-term investments	-	-	(4,009)	(4,009)			(3,023)	(3,023)
Deferred income taxes - current	-	-	(138)	(138)	-	-	(150)	(150)
Income taxes receivable	-	-	(568)	(568)	-	-	(728)	(728)
Deferred income taxes - non-current	-	-	(245)	(245)	-	-	(324)	(324)
Current maturities of long-term debt	-	-	194	194	-	-	196	196
Deferred income taxes - current	-	-	-	-	-	-	-	-
Income taxes payable - current	-	-	182	182	-	-	224	224
Income taxes payable - long-term	-	-	3,877	3,877	-	-	3,876	3,876
Deferred income taxes - non-current	-	-	666	666	-	-	982	982
Long-term debt, less current maturities	-	-	11,453	11,453	-	-	11,491	11,491

Total Capital Employed	$52,017	$13,289	$(813)	$64,493	$47,202	$11,861	$(1,767)	$57,296

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$52,131	$11,995	$(848)	$63,278

Notes:
(1)	Operating income excludes restructuring and related charges--see reconciliation per page 6 of this financial information release.

(2)
Return on average capital employed represents operating income for fiscal 2011 divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term debt, including current maturities, current and noncurrent deferred tax assets and liabilities, income taxes payable, and income taxes receivable.

(3)	Average capital employed computed using the five periods ending May 2,2010, August 1,2010, October 31, 2010, January 30, 2011, and May 1, 2011.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED ADJUSTED EFFECTIVE INCOME TAX RATE, NET INCOME AND EARNINGS PER SHARE
FOR THE TWELVE MONTHS ENDED APRIL 29, 2012 AND MAY 1, 2011
Unaudited
(Amounts in Thousands)

		TWELVE MONTHS ENDED

		Amounts
		April 29,	May 1,
		2012	2011

Consolidated Effective GAAP Income Tax Rate	(1)	6.4%	(7.3)%

Reduction of U.S. Valuation Allowance		26.1%	33.7%

Reduction of China Valuation Allowance		-	8.4%

Non-Cash U.S. Income Tax Expense		(13.8)%	(20.6)%

Non-Cash Foreign Income Tax Expense		(0.2)%	1.9%

Consolidated Adjusted Effective Income Tax Rate	(2)	18.5%	16.1%

	THREE MONTHS ENDED
	As reported		April 29, 2012	As reported		May 1, 2011
	April 29,		Proforma Net	May 1,		Proforma Net
	2012	Adjustments	of Adjustments	2011	Adjustments	of Adjustments

Income before income taxes	$5,494		$5,494	$4,675		$4,675

Income taxes (3)	2,071	$(1,055)	1,016	(1,315)	$2,068	753
Net income	$3,423	$1,055	$4,478	$5,990	$(2,068)	$3,922

Net income per share-basic	$0.27	$(0.08)	$0.36	$0.46	$0.16	$0.30
Net income per share-diluted	$0.27	$(0.08)	$0.35	$0.45	$0.16	$0.30
Average shares outstanding-basic	12,513	12,513	12,513	13,030	13,030	13,030
Average shares outstanding-diluted	12,695	12,695	12,695	13,217	13,217	13,217

	TWELVE MONTHS ENDED
	As reported		April 29, 2012	As reported		May 1, 2011
	April 29,		Proforma Net	May 1,		Proforma Net
	2012	Adjustments	of Adjustments	2011	Adjustments	of Adjustments

Income before income taxes	$14,198		$14,198	$15,062		$15,062

Income taxes (3)	902	$1,725	2,627	(1,102)	$3,527	2,425
Net income	$13,296	$(1,725)	$11,571	$16,164	$(3,527)	$12,637

Net income per share-basic	$1.05	$0.14	$0.91	$1.25	$0.27	$0.98
Net income per share-diluted	$1.03	$0.13	$0.90	$1.22	$0.27	$0.96
Average shares outstanding-basic	12,711	12,711	12,711	12,959	12,959	12,959
Average shares outstanding-diluted	12,866	12,866	12,866	13,218	13,218	13,218

(1)	Calculated by dividing consolidated income tax (benefit) expense by consolidated income before income taxes.

(2)	Represents estimated cash income tax expense for our subsidiaries located in Canada and China divided by consolidated income before income taxes.

(3)	Proforma taxes calculated using the Consolidated Adjusted Effective Income Tax Rate as reflected above.